                                                                    Exhibit 10.2




                                U.S. $250,000,000

                           FOURTH AMENDED AND RESTATED

                          PARALLEL PURCHASE COMMITMENT

                           Dated as of April 10, 2002

                                      Among

                           POLYONE FUNDING CORPORATION

                                    AS SELLER

                                       and


                               POLYONE CORPORATION

                               AS COLLECTION AGENT

                                       and

                                 CITIBANK, N.A.

                                AS ORIGINAL BANK

                                       and

                          CITICORP NORTH AMERICA, INC.

                      AS GROUP MANAGING AGENT AND AS AGENT

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. Certain Defined Terms...........................................2

SECTION 1.02. Incorporation by Reference......................................7

SECTION 1.03. Other Terms.....................................................7

SECTION 1.04. Computation of Time Periods.....................................7

SECTION 1.05. Accounting Terms................................................7

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES

SECTION 2.01. Commitment......................................................8

SECTION 2.02. Making Purchases................................................8

SECTION 2.03. Termination or Reduction of the Bank Commitments................9

SECTION 2.04..................................................................9

SECTION 2.05..................................................................9

SECTION 2.06..................................................................9

SECTION 2.07..................................................................9

SECTION 2.08..................................................................9

SECTION 2.09..................................................................9

SECTION 2.10. Fees and Payments...............................................9

SECTION 2.11. Increased Costs................................................10

SECTION 2.12. Maintenance of Purchase Account................................11

SECTION 2.13. Sharing of Payments, Etc.......................................12

                                   ARTICLE III

                  CONDITIONS OF EFFECTIVENESS AND OF PURCHASES

SECTION 3.01. Conditions Precedent to Effectiveness..........................12

SECTION 3.02. Conditions Precedent to All Purchases and Reinvestments........14

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Seller...................15

SECTION 4.02. Representations and Warranties of the Collection Agent.........15

                                    ARTICLE V

                         GENERAL COVENANTS OF THE SELLER

                            AND THE COLLECTION AGENT

SECTION 5.01. Affirmative Covenants of the Seller............................16

SECTION 5.02. Reporting Requirements of the Seller...........................16

SECTION 5.03. Negative Covenants of the Seller...............................16

SECTION 5.04. Affirmative Covenants of the Collection Agent..................16

SECTION 5.05. Negative Covenants of the Collection Agent.....................16

                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

SECTION 6.01. Designation of Collection Agent................................17

                                   ARTICLE VII

                              EVENTS OF TERMINATION

SECTION 7.01. Events of Termination..........................................17

                                  ARTICLE VIII

                     THE AGENT AND THE GROUP managing AGENTS

SECTION 8.01. Authorization and Action of the Agent..........................20

SECTION 8.02. Authorization  and Action of the Group Managing Agents.........21

SECTION 8.03. Agent's and Group Managing Agents' Reliance, Etc...............21

SECTION 8.04. Rights and Powers..............................................22

SECTION 8.05. Purchase Decisions.............................................22

SECTION 8.06. Indemnification................................................23

SECTION 8.07. Successor Agent................................................23

SECTION 8.08. Authorizations and Actions Within Investor Groups..............24

                                   ARTICLE IX

                          ASSIGNMENT of eligible assets

SECTION 9.01. Assignment.....................................................24

SECTION 9.02. Assignment of Rights and Obligations...........................25

SECTION 9.03. Annotation of Certificate......................................27

                                    ARTICLE X

                                 INDEMNIFICATION

SECTION 10.01. Indemnities by the Seller.....................................27

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01. Amendments, Etc...............................................29

SECTION 11.02. Notices, Etc..................................................30

SECTION 11.03. No Waiver; Remedies...........................................30

SECTION 11.04. Binding Effect; Assignability.................................31

SECTION 11.06. Costs, Expenses and Taxes.....................................31

SECTION 11.07. No Proceedings................................................32

SECTION 11.08. Confidentiality...............................................32

SECTION 11.09. Jurisdiction, Etc.............................................33

SECTION 11.10. Grant of a Security Interest..................................33

SECTION 11.11. Execution in Counterparts.....................................33

SECTION 11.12. Intent of the Parties.........................................33

SECTION 11.13. Entire Agreement..............................................34

SECTION 11.14. Severability of Provisions....................................34

SECTION 11.15. Waiver of Jury Trial..........................................34

                                    EXHIBITS

EXHIBIT A              Form of Assignment
EXHIBIT B              Form of Assignment and Acceptance
EXHIBIT C              Form of Certificate

                           FOURTH AMENDED AND RESTATED

                          PARALLEL PURCHASE COMMITMENT

                           Dated as of April 10, 2002

          POLYONE FUNDING CORPORATION, a Delaware corporation (the "SELLER"), POLYONE CORPORATION, an Ohio corporation ("POLYONE"), individually and as Collection Agent (as herein defined), CITIBANK, N.A. (the "ORIGINAL BANK"), and CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as a Group Managing Agent (as herein defined) and as agent for itself, the other Group Managing Agents (as herein defined), the Banks and the Eligible Asset Owners (as herein defined) (in such capacity, the "Agent"), agree as follows:

          PRELIMINARY STATEMENTS.

          (1) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in Article I of this Agreement.

          (2) PolyOne, the Original Bank, and the Agent were party to that certain Third Amended and Restated Parallel Purchase Commitment dated as of May 28, 1999 and as further amended on February 9, 2000, August 31, 2000, March 14, 2001, June 22, 2001 and January 1, 2002 (as so amended, the "ORIGINAL PARALLEL PURCHASE COMMITMENT") whereby the Original Bank agreed to purchase from PolyOne "Eligible Assets" (as defined in the Original Parallel Purchase Commitment) in accordance with, and subject to the terms and conditions of, the Original Parallel Purchase Commitment.

          (3) Pursuant to that certain Assignment and Assumption dated as of the date hereof (the "POLYONE ASSIGNMENT") between PolyOne, as assignor, and the Seller, as assignee, PolyOne has sold and assigned to the Seller, and the Seller has purchased and assumed from PolyOne, all of PolyOne's rights and obligations under the Original Parallel Purchase Commitment as of the date hereof.

          (4) The Seller will from time to time purchase from PolyOne and the other Originators (as defined in Section 1.01 hereof) Pool Receivables in which the Seller intends to sell interests referred to herein as Eligible Assets.

          (5) Pursuant to the terms of the Investor Agreement (as herein defined), each of the Investors may, in its absolute and sole discretion, make "Purchases" of "Eligible Assets" under and as defined in the Investor Agreement from the Seller from time to time.

          (6) In the event that any Investor declines to make any such "Purchase' under and as defined in the Investor Agreement, the Members (as herein defined) of such Investor's Investor Group (as herein defined) shall, at the request of the Seller, make such Purchase in accordance with, and subject to, the terms and conditions hereof.

          (7) CNAI has been requested and is willing to continue to act as Agent pursuant to the terms hereof.

          (8) The parties hereto have agreed to amend and restate the Original Parallel Purchase Commitment, as modified by the PolyOne Assignment, on the terms and conditions hereinafter set forth, to provide for, among other things, the sale of Eligible Asset interests in the Receivables Pool, as contemplated by Preliminary Statement (7) above.

          NOW, THEREFORE, the parties hereby agree that, effective as of the Restatement Effective Date, the Original Parallel Purchase Commitment is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. CERTAIN DEFINED TERMS. (a) Unless otherwise defined herein, and subject to the modifications herein set forth, capitalized terms used in this Agreement or in any provisions of the Investor Agreement incorporated herein by reference shall have the meanings given to them in the Investor Agreement. Without limiting the foregoing, the defined terms "Contracts," "Credit and Collection Policy" and "Seller Report," together with the related Schedule II, Schedule III, Exhibit E, Exhibit F and Exhibit G, respectively, of the Investor Agreement, are hereby incorporated by reference.

          (b) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "AFFILIATE BANK" means, in respect of any Investor, any Bank that is an Affiliate of such Investor.

          "AFFILIATED INVESTOR" means, in respect of any Investor Group, the Investor whose Affiliate Bank is or was, prior to any Assignment by such Affiliate Bank pursuant to Article IX, a Member of such Investor's Investor Group.

          "AGENT'S ACCOUNT" means the special account (account number [4060-5071]) of the Agent maintained at the office of Citibank at 399 Park Avenue, New York, New York.

          "ASSIGNEE" means (a) in the case of any assignment of any Eligible Asset or portion thereof pursuant to Section 9.01, any Eligible Assignee as the assignee of such Eligible Asset or such portion and (b) in the case of any assignment of any rights and obligations pursuant to Section 9.02, any Eligible Assignee as the assignee of such rights and obligations.

          "ASSIGNMENT" means an assignment, in substantially the form of Exhibit A hereto, by which an Eligible Asset may be assigned pursuant to Section 9.01.

          "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance, in substantially the form of Exhibit B hereto, entered into by any Member and an Assignee pursuant to Section 9.02.

          "BANK COMMITMENT" of any Bank means (i) in respect of the Original Bank, the amount set forth as the "Bank Commitment" opposite the name of the Original Bank on the signature pages hereto and (ii) in respect of each Bank that becomes a Bank by entering into an Assignment and Acceptance, the amount set forth as the "Bank Commitment" for such Bank in the Register maintained by the Agent pursuant to Section 9.02(c), in the case of clauses
     (i) and (ii) as such amount may be reduced from time to time as the result of any assignment of any Bank Commitment or any portion thereof pursuant to
     Section 9.02 or may be reduced from time to time pursuant to Section 2.03.

          "BANK RATE" for any Fixed Period for any Eligible Asset means the interest rate defined as the "Assignee Rate" in the Investor Agreement.

          "BANKS" means the Original Bank and each Assignee that shall become a party hereto pursuant to Section 9.02.

          "CAPITAL" means, in respect of any Eligible Asset, the original amount paid to the Seller for such Eligible Asset at the time of its acquisition by a Bank, pursuant to Sections 2.01 and 2.02, or such amount divided or combined by any dividing or combining of such Eligible Asset Pursuant to
     Section 2.09, in each case reduced from time to time by Collections received and distributed on account of such Capital pursuant to Section 2.06; PROVIDED, HOWEVER, that such Capital of such Eligible Asset shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason.

          "CERTIFICATE" means a certificate of assignment by the Seller to the Agent on behalf of any Bank in the form of Exhibit C hereto, evidencing each Eligible Asset.

          "CITIBANK" means Citibank, N.A., a national banking association.

          "COLLECTION AGENT" has the meaning assigned to that term in Section 6.01.

          "COLLECTION AGENT FEE" has the meaning assigned to that term in
     Section 2.10.

          "COMMITMENT TERMINATION DATE" means the earliest of (a) April 9, 2003, UNLESS, prior to such date (or the date so extended pursuant to this clause), upon the Seller's request made not more than 90 nor less than 45 days prior to the then Commitment Termination Date, one or more Banks having 100% of the aggregate Bank Commitments shall in their sole discretion consent, which consent shall be given not more than 30 days prior to the then Commitment Termination Date, to the extension of the Commitment Termination Date to the date occurring 360 days after the then Commitment Termination Date, PROVIDED, HOWEVER, that any failure of any Bank to respond to the Seller's request for such extension shall be deemed a denial of such request by such Bank, (b) the

     "Facility Termination Date" under the Investor Agreement, and (c) the date of termination of the Commitment pursuant to Section 2.03 or Section 7.01.

          "CREDIT AGREEMENT" means the Five-Year Credit Agreement dated as of October 30, 2000, as amended by the Letter Waiver thereto dated as of March 31, 2001, Amendment No. 1 to the Five-Year Credit Agreement dated as of March 31, 2001, the Letter Waiver dated as of September 30, 2001, Amendment No. 2 to the Five-Year Credit Agreement dated as of November 21, 2001, Amendment No. 3 to the Five-Year Credit Agreement dated as of January 17, 2002 and Amendment, Waiver and Consent No. 4 to the Five-Year Credit Agreement dated as of March 28, 2002, among the Seller, the banks, financial institutions and other institutional lenders party thereto as Lenders, Salomon Smith Barney Inc., as sole lead arranger, Deutsche Bank Securities Inc. and Bank One, NA as syndication agents and Citicorp USA, Inc. as administrative agent for the Lenders, as such agreement may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time.

          "ELIGIBLE ASSET OWNER" means, in respect of each Eligible Asset, upon its purchase by any of the Banks as a purchaser thereof, the Bank which made such purchase; PROVIDED, HOWEVER, that, upon any assignment thereof or a portion thereof pursuant to Article IX, the assignee thereof shall be an Eligible Asset Owner thereof.

          "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $5,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $5,000,000,000; (iii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD") or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $5,000,000,000; (iv) the central bank of any country that is a member of the OECD; (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $5,000,000,000; (vi) any Affiliate of a Bank and (vii) any other Person approved by the Agent and the Seller, such approval not to be unreasonably withheld; PROVIDED, HOWEVER, that an Affiliate of the Seller shall not qualify as an Eligible Assignee.

          "EVENT OF TERMINATION" has the meaning assigned to that term in
     Section 7.01.

          "GROUP COMMITMENT" means, in respect of any Investor Group, the aggregate amount of the Bank Commitments of the Members of such Investor Group.

          "GROUP MANAGING AGENT" means, in respect of any Investor Group, the Managing Agent of the Affiliated Investor or Investors of such Investor Group.

          "INDEMNIFIED AMOUNTS" has the meaning specified in Section 10.01.

          "INDEMNIFIED PARTY" means any or all of the Banks, Citibank, CNAI, the Assignees, the Investors, the Participants, the Group Managing Agents and the Agent and their respective Affiliates and successors and assigns and their respective officers, directors, employees, agents and advisors.

          "INVESTOR" means each of Corporate Receivables Corporation, a California corporation, Ciesco, L.P., a New York limited partnership, each being an "Investor" pursuant to the Investor Agreement, and each Assignee (as defined in the Investor Agreement) that shall become a party to the Investor Agreement pursuant to Section 9.02 thereof.

          "INVESTOR AGREEMENT" means the Fifth Amended and Restated Trade Receivables Purchase and Sale Agreement, dated as of the date hereof among the Seller, PolyOne, individually and as Collection Agent, the Investors and CNAI, as Managing Agent and as agent for itself, the Managing Agents, the Investors and the other Owners, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

          "INVESTOR GROUP" means, in respect of any Investor, such Investor's Affiliate Bank (for so long as such Affiliate Bank has any Bank Commitment or owns any Eligible Asset), together with any Person that either becomes an owner of any interest in any Eligible Asset now or hereafter owned by such Affiliate Bank or assumes all or part of the Bank Commitment of such Affiliate Bank pursuant to the terms hereof, including, without limitation, any Person who becomes an Assignee of such Affiliate Bank pursuant to
     Article IX hereof (each of the foregoing referred to herein as a "MEMBER" of such Investor Group).

          "MAJORITY INVESTOR GROUPS" means, at any time, Investor Groups owning in the aggregate at least 66 ?% of the aggregate Group Commitments.

          "MAJORITY MEMBERS" means, in respect of any Investor Group at any time, the Members of such Investor Group owning in the aggregate at least 51% of the then aggregate outstanding Eligible Assets owned by the Members of such Investor Group or, if no Eligible Asset is then owned by any Member of such Investor Group, Members of such Investor Group holding at least 51% of such Investor Group's Group Commitment.

          "MEMBER" has the meaning set forth in the definition of "Investor Group" contained in this Section 1.01. The term "Member," when used without reference to any Investor Group, means any Member of any Investor Group; and the term "Members", when used without reference to any Investor Group, means any or all Members of any or all Member Groups.

          "MOODY'S" means Moody's Investors Service, Inc.

          "ORIGINAL BANK" has the meaning set forth in the recital of parties hereto.

          "ORIGINAL PARALLEL PURCHASE COMMITMENT" has the meaning set forth in the Preliminary Statements.

          "POLYONE ASSIGNMENT" has the meaning set forth in the Preliminary Statements.

          "PRO RATA SHARE" means, for any Member, such Member's Bank Commitment divided by the Group Commitment of such Member's Investor Group.

          "PURCHASE" means a purchase by any Investor Group of an Eligible Asset from the Seller pursuant to Article II.

          "REGISTER" has the meaning set forth in Section 9.02(c).

          "REINVESTMENT TERMINATION DATE" means, for any Eligible Asset, that Business Day which the Seller designates or, if the conditions precedent in
     Section 3.02 are not satisfied, that Business Day which the Agent (with the consent or at the request of the Members holding such Eligible Asset) designates, as the first date on which Collections in respect of such Eligible Asset shall not be reinvested in accordance with Section 2.05, by notice to the Agent (if the Seller so designates) or to the Seller (if the Agent so designates) at least one Business Day prior to such designated Business Day.

          "RESTATEMENT EFFECTIVE DATE" has the meaning set forth in Section
     3.01.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill companies.

          "TERMINATION DATE" means, for any Eligible Asset, the earlier of (i) the Reinvestment Termination Date for such Eligible Asset and (ii) the Commitment Termination Date.

          "YIELD" means for each Eligible Asset, during any Fixed Period,

               BR x C x ED  + LF
                        --
                       360

     where:

               BR = the Bank Rate for such Eligible Asset for such Fixed Period

               C = the Capital of such Eligible Asset during such Fixed Period

               ED = the actual number of days elapsed during such Fixed Period

               LF = the Liquidation Fee, if any, for such Eligible Asset for such Fixed Period

     PROVIDED, HOWEVER, that no provision of this Agreement or any Certificate shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and PROVIDED FURTHER that Yield for any Eligible Asset shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

          SECTION 1.02. INCORPORATION BY REFERENCE. Various provisions of (including defined terms) and Exhibits and Schedules to the Investor Agreement (as in effect on the date hereof and whether or not the Investor Agreement is hereafter terminated) are specifically incorporated in this Agreement by reference, with the same force and effect as if the same were set out in this Agreement in full. All references in such incorporated provisions to the "Agent" and "Agreement" shall, without further reference, mean and refer to CNAI as Agent under this Agreement and this Agreement, respectively, and, without limitation, all references in such incorporated provisions to "Collections," "Concentration Limit," "Contract," "Credit and Collection Policy," "Default Ratio," "Defaulted Receivable," "Delinquency Ratio," "Delinquent Receivable," "Eligible Asset," "Eligible Receivable," "Excess Concentration Amount," "Net Receivables Pool Balance," "Pool Receivable," "Receivable," "Receivables Pool," "Related Security," "Required Net Receivables Pool Balance." "Special Concentration Limit," "Dilution Horizon," "Dilution Percentage," "Dilution Ratio," "Dilution Reserve" and "Dilution Volatility" shall mean and refer to Collections, the Concentration Limit, a Contract, the Credit and Collection Policy, the Default Ratio, a Defaulted Receivable, the Delinquency Ratio, a Delinquent Receivable, an Eligible Asset, an Eligible Receivable, the Excess Concentration Amount, the Net Receivables Pool Balance, a Pool Receivable, a Receivable, the Receivables Pool, the Related Security, the Required Net Receivables Pool Balance, the Special Concentration Limit, the Dilution Horizon, the Dilution Percentage, the Dilution Ratio, the Dilution Reserve and the Dilution Volatility under this Agreement, respectively; likewise, to the extent any word or phrase is defined in this Agreement, any such word or phrase appearing in provisions so incorporated by reference from the Investor Agreement shall have the meaning given to it in this Agreement. The incorporation by reference into this Agreement from the Investor Agreement is for convenience only and this Agreement and the Investor Agreement shall at all times be, and be deemed to be and treated as, separate and distinct facilities. Incorporations by reference in this Agreement from the Investor Agreement shall not be affected or impaired by any subsequent expiration or termination of the Investor Agreement, nor by any amendment thereof or waiver thereunder unless the Agent, as Agent for the Group Managing Agents and the Banks, shall have consented to such amendment or waiver in writing.

          SECTION 1.03. OTHER TERMS. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

          SECTION 1.04. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

          SECTION 1.05. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) of the Investor Agreement as incorporated herein by reference ("GAAP").

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES

          SECTION 2.01. COMMITMENT. On the terms and conditions hereinafter set forth, each Member of each Investor Group severally agrees that, from time to time prior to the Commitment Termination Date, in the event that no Affiliated Investor of such Member's Investor Group has determined to make any "Purchase" under and as defined in the Investor Agreement, if so requested by the Seller, each such Member of such Investor Group shall make its Pro Rata Share of a Purchase of such "Purchase"; PROVIDED, HOWEVER, that no Member of such Investor Group shall be obligated to make any Purchase if, after giving effect to such Purchase, the aggregate outstanding Capital of such Member's Pro Rata Share of Eligible Assets owned by such Investor Group, together with such Member's Pro Rata Share of the aggregate outstanding "Capital" of "Eligible Assets" owned by the Affiliated Investor or Investors of such Member's Investor Group, would exceed such Member's Bank Commitment. Each Purchase shall be made by the Members of the applicable Investor Group simultaneously and ratably in accordance with their respective Pro Rata Shares. The Eligible Asset Owner of each Eligible Asset shall, with the proceeds of Collections attributable to such Eligible Asset, reinvest, pursuant to Section 2.05, in additional undivided percentage interests in the Pool Receivables by making an appropriate readjustment of such Eligible Asset.

          SECTION 2.02. MAKING PURCHASES. (a) Each Purchase by the Members of an Investor Group hereunder shall be made on at least three Business Days' notice from the Seller to the Agent or on such other notice period as the Seller and the Agent (with the consent or at the request of the Group Managing Agent of such Investor Group) shall agree. Each such notice of a proposed Purchase shall specify (i) the aggregate amount requested to be paid by the applicable Members of such Investor Group to the Seller (such amount, which shall not be less than $1,000,000, being referred to herein as the initial "CAPITAL" of the Eligible Asset then being purchased), (ii) the date of such Purchase (which shall be a Business Day) and (iii) the desired duration of the initial Fixed Period for the Eligible Asset to be purchased. The Agent shall promptly notify the Group Managing Agent, and each Member of such Investor Group of such notice of such proposed Purchase. The Agent (with the consent or at the request of the Group Managing Agent of such Investor Group) shall notify the Seller whether the desired duration of the initial Fixed Period for the Eligible Asset to be purchased is acceptable. Such notice of purchase shall be sent by telecopier, telex or cable.

          (b) Prior to 2:00 P.M., New York City time, on the date of each such Purchase by the Members of any Investor Group, each Member of such Investor Group shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Seller the amount of such Member's Pro Rata Share of the amount of the Capital of the Eligible Assets being acquired in such Purchase by deposit of such Pro Rata Share in immediately available funds to the Seller at the Seller's Account.

          (c) Each Member's obligation in connection with any Purchase by such Member's Investor Group shall be several, such that the failure of any Member to make available such Member's Pro Rata Share of any Purchase shall not relieve any other Member of its obligation, if any, hereunder to make available such other Member's Pro Rata Share of such

Purchase on the date of such Purchase, but no Member shall be responsible for the failure of any other Member to make available such other Member's Pro Rata Share of such Purchase. Nothing in this Section 2.02 shall be deemed to prejudice any rights the Seller may have against any Member as a result of any failure by such Member to make a Purchase hereunder.

          (d) Each notice of a Purchase delivered pursuant to Section 2.02(a) shall be irrevocable and binding on the Seller. The Seller shall indemnify each Group Managing Agent and each Member against any actual loss or expense incurred by such Group Managing Agent and/or such Member as a result of any failure to fulfill on or before the date of any Purchase (as to which notice has been given pursuant to Section 2.02(a)) the applicable conditions set forth in Article III, including, without limitation, any actual loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Group Managing Agent and/or such Member to fund its ratable portion of such Purchase when such Purchase, as a result of such failure, is not made on such date.

          (e) The Agent shall, on the first day of each Fixed Period for each Eligible Asset hereunder, notify the Seller and each Member of the Investor Group that owns such Eligible Asset or any interest therein, of the Bank Rate for such Fixed Period.

          SECTION 2.03. TERMINATION OR REDUCTION OF THE BANK COMMITMENTS. (a) OPTIONAL. The Seller may, upon at least five Business Days' notice to the Agent, terminate in whole or reduce in part, ratably for each Member, the unused portions of the Bank Commitments of the Members; PROVIDED, HOWEVER, that, for purposes of this Section 2.03(a), the unused portions of the Bank Commitments of the Members shall be computed as the excess of (i) the aggregate of the Bank Commitments of the Members immediately prior to giving effect to such termination or reduction over (ii) the sum of (A) the aggregate Capital of Eligible Assets outstanding at the time of such computation and (B) the aggregate "Capital" of "Eligible Assets" outstanding under and as defined in the Investor Agreement at such time; PROVIDED FURTHER that each partial reduction
(i) shall be in an amount equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Members in accordance with their respective Bank Commitments.

          (b) MANDATORY. On each day on which the Seller shall, pursuant to
Section 2.03(a) of the Investor Agreement, reduce in part the unused portion of the aggregate Purchase Limits (as defined in the Investor Agreement), the aggregate Bank Commitments shall automatically, and ratably for the Members in accordance with their respective Bank Commitments, reduce by an equal amount. The aggregate Bank Commitments shall automatically terminate in whole on any day on which the Seller shall terminate in whole the aggregate Purchase Limits pursuant to Section 2.03(a) of the Investor Agreement.

          SECTIONS 2.04 through 2.09. INCORPORATION BY REFERENCE. Each of Sections 2.04 through 2.09 of the Investor Agreement is hereby incorporated herein by this reference, except that each reference therein to an "Investor", an "Owner" or a "Managing Agent" shall be deemed to be a reference to a Member, an Eligible Asset Owner or a Group Managing Agent, respectively, and each reference therein to the "Parallel Purchase Commitment" shall be deemed to be a reference to the Investor Agreement.SECTION 2.04. SECTION 2.05. SECTION 2.06.
SECTION 2.07. SECTION 2.08. SECTION 2.09. SECTION 2.10. FEES AND PAYMENTS. (a) The Seller shall pay certain fees to the Agent for the account of the Agent, the Group Managing Agents and the Members, as the case may be, such fees as are more fully set forth in the Fee Letter.

          (b) The Members of each Investor Group that own any Eligible Asset shall pay to the Collection Agent a collection fee (the "COLLECTION AGENT FEE") of 1/4 of 1% per annum on the average daily amount of Capital of each Eligible Asset owned by such Members, from the date thereof until the later of the Commitment Termination Date or the date on which such Capital is reduced to zero, payable on the last day of each Settlement Period for such Eligible Asset; PROVIDED, HOWEVER, that upon three Business Days' notice to the Agent, the Collection Agent may (if not the Seller) elect to be paid, as such fee, another percentage per annum on the average daily amount of Capital of each such Eligible Asset, but in no event in excess of 110% of the costs and expenses referred to in Section 6.02(b); and PROVIDED FURTHER that such fees shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Sections 2.05 and 2.06.

          SECTION 2.11. INCREASED COSTS. (a) If, due to either (i) introduction of or any change in or in the interpretation of any law or regulation occurring on or after the effective date of this Agreement or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued on or after the effective date of this Agreement, there shall be any increase in the amount of capital required or expected to be maintained by any Member, any Eligible Asset Owner, any entity which enters into a commitment to purchase Eligible Assets or interests therein, or any of their respective Affiliates (as defined in the Investor Agreement) (each an "AFFECTED PERSON") or any corporation controlling such Affected Person, as a result of or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in Pool Receivables or interests therein related to this Agreement or to the funding thereof and other commitments of the same type relating to this Agreement, then, within five Business Days after receipt of a written demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate as to such amounts setting forth in reasonable detail the calculations used in determining, and the basis of the requirements for, such amounts, submitted to the Seller and the Agent by such Affected Person, shall be conclusive and binding for all purposes, absent evidence of error. Notwithstanding anything to the contrary contained in this subsection (a), a Bank shall only be entitled to receive reimbursement for such additional amounts pursuant to this subsection
(a) to the extent incurred within 60 days prior to, and at any time after, the date on which such Bank gives to the Seller a notice that an event has occurred as a result of which such additional amounts will arise or a notice that the Seller is obligated to pay such additional amounts, whichever first occurs.

          (b) If, due to either (i) the introduction of or any change occurring on or after the effective date of this Agreement (other than any change by way of imposition or increase of reserve requirements referred to in Section 2.12) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued on or after the effective date of this Agreement, there shall be any increase in the cost to any Member of agreeing to purchase or purchasing, or maintaining the ownership of Eligible Assets in respect of which Yield is computed by reference to the Eurodollar Rate, then, within five Business Days after receipt of a written demand by such Member (with a copy to the Agent), the Seller shall pay to the Agent, for the account of such Member (as a third-party beneficiary), from time to time as specified, additional amounts sufficient to compensate such Member for such increased costs. A certificate as to the amount of such increased cost setting forth in reasonable detail the calculations used for determining, and the basis of the requirements for, such increased costs, submitted to the Seller and the Agent by such Member shall be conclusive and binding for all purposes, absent evidence of error. Notwithstanding anything to the contrary contained in this subsection (b), a Member shall only be entitled to receive reimbursement for such increased costs to the extent incurred within 60 days prior to, and at any time after, the date on which such Member gives to the Seller a notice that an event has occurred as a result of which such increased costs will arise or a notice that the Seller is obligated to pay increased costs, whichever first occurs.

          (c) So long as no Event of Termination shall have occurred and be continuing, any Member claiming any additional amounts payable pursuant to Sections 2.11(a) and 2.11(b) shall, upon request from the Seller delivered to such Member and the Agent specifying an Eligible Assignee willing and able to assume and accept all such Member's rights and obligations under this Agreement, assign, in accordance with the provisions of Section 9.02, all of its rights and obligations under this Agreement to such Eligible Assignee in consideration for
(i) the payment by such assignee to such Member the aggregate Capital of all Eligible Assets owned by such Member and all Yield thereon accrued to the date of such assignment, together with any and all other amounts owing to such Member under any provision of this Agreement accrued to the date of such assignment, and (ii) the release of such Member from any further liability hereunder. The processing and recordation fee required under Section 9.07(a) of the Credit Agreement shall be paid by the Seller under this Section 2.11(c).

          SECTION 2.12. MAINTENANCE OF PURCHASE ACCOUNT. (a) Each Member shall maintain in accordance with its usual practice an account in which shall be recorded from time to time the amount of each portion of each Purchase made by such Member and all amounts received by such Member hereunder.

          (b) The Register maintained by the Agent pursuant to Section 9.02(c) shall include a control account, and a monitoring account for each Member, in which accounts (taken together) shall be recorded (i) the date and amount of each Purchase made hereunder and each Fixed Period applicable to each Eligible Asset purchased hereunder, (ii) the terms of each Assignment and/or Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any Capital or Yield due and payable or to become due and payable to the Members of each Investor Group out of Collections hereunder, and (iv) the amount of any sum received by the Agent from the Seller hereunder and each Member's share thereof.

          (c) The entries made in the Register shall be prima facie evidence of the existence and the accuracy of the Purchases and other information to be recorded by the Agent pursuant to subsections (a) and (b) of this Section 2.13.

          SECTION 2.13. SHARING OF PAYMENTS, ETC. If any Member shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of the Purchases made by it (other than with respect to payments due to such Bank pursuant to Section 2.10, 2.11 or 2.12) in excess of its ratable share of payments on account of the Purchases obtained by all the Members, such Member shall forthwith purchase from the other Members such interests in the Eligible Assets purchased by them as shall be necessary to cause such purchasing Member to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Member, such purchase from each other Member shall be rescinded and such other Member shall repay to the purchasing Member the purchase price to the extent of such recovery together with an amount equal to such other Member's ratable share (according to the proportion of (i) the amount of such other Member's required repayment to (ii) the total amount so recovered from the purchasing Member) of any interest or other amount paid or payable by the purchasing Member in respect of the total amount so recovered. The Seller agrees that any Member so purchasing an interest in Eligible Assets from another Member pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest in Eligible Assets as fully as if such Member were the direct creditor of the Seller in the amount of such interest in Eligible Assets.

                                  ARTICLE III

                  CONDITIONS OF EFFECTIVENESS AND OF PURCHASES

          SECTION 3.01. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Agreement shall become effective on and as of the date hereof (the "RESTATEMENT EFFECTIVE DATE") PROVIDED that the following steps occur on or before the Restatement Effective Date, and such steps shall be deemed to have occurred in the following order on the Restatement Effective Date:

          FIRST, PolyOne and the Seller shall execute and deliver the PolyOne Assignment, under which PolyOne sells and assigns to the Seller, and the Seller purchases and assumes from PolyOne, all of PolyOne's rights and obligations under the Original Parallel Purchase Commitment as of the date hereof; and

          SECOND, the Agent shall have received, and shall have notified the Collection Agent and the Banks of its receipt of, (i) counterparts of this Agreement executed by the Seller, the Collection Agent, each Bank and each Group Managing Agent, if any, and the Agent, (ii) payment from PolyOne of the fees that are due and payable on the Restatement Effective Date under the Fee Letter, and (iii) the following, each of which (unless otherwise indicated) shall be dated such date, in form and substance satisfactory to the Agent:

          (a) The Parent Undertaking, duly executed by PolyOne;

          (b) The Certificates for the Members, respectively (and the Original Bank will cancel the "Certificate" as defined under the Original Parallel Purchase Commitment and deliver it to PolyOne);

          (c) The Receivables Contribution and Sale Agreement, duly executed by the Seller and each Originator, together with:

          1. Proper financing statements naming each Originator as debtor, the Seller as secured party and CNAI, as Agent, as assignee, to be filed under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Seller's interests created or purported to be created by the Receivables Contribution and Sale Agreement;

          2. Proper financing statement amendments, if any, necessary to release all security interests and other rights of any Person in the Receivables, Related Security, Collections or Contracts previously granted by each Originator;

          3. Completed requests for information, dated on or a date reasonably near to the date of the initial Purchase, listing all effective financing statements which name each Originator (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which filings were made pursuant to subsection (c)(i) above, together with copies of such financing statements (none of which, except those filed pursuant to subsection (c)(i) above, shall cover any Receivables, Related Security, Collections or Contracts);

          4. The Consent and Agreement, duly executed by the Seller and each Originator; and

          5. Subordinated Notes, duly executed by the Seller, to the order of each of the Originators, respectively.

          (d) Certified copies of the charter and by-laws, as amended, of each of the Seller, PolyOne and each other Originator, respectively;

          (e) Good Standing certificates issued by the Secretary of State of the State of Delaware with respect to the Seller and good standing certificates issued by the Secretaries of State of Ohio, Virginia and Delaware with respect to each Originator;

          (f) A copy of the resolutions adopted by the Board of Directors of (i) the Seller approving the Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby and thereby and (ii) each Originator approving the Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby and thereby, in each case certified by its Secretary or Assistant Secretary;

          (g) A certificate of the Secretary or Assistant Secretary of (i) Seller certifying the names and true signatures of the officers authorized on its behalf to sign the Transaction Documents and the other documents to be delivered by it hereunder, and (ii) each Originator certifying the names and true signatures of the officers authorized on its behalf to sign the Transaction Documents and the other documents to be delivered by it hereunder (on which certificates the Agent and each Eligible Asset Owner shall be entitled to conclusively rely until such time as the Agent shall have received from the Seller or any Originator, as the case may be, a revised certificate meeting the requirements of this subsection (g));

          (h) Proper financing statements naming the Seller as debtor and CNAI, as Agent, as secured party, to be filed under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the interests created or purported to be created hereby;

          (i) Proper financing statements, if any, necessary to delete those Receivables, Contracts, Related Security or Collections covered by, or to terminate the effectiveness of, other financing statements naming the Seller as debtor or seller and covering any Receivables, Contracts, Related Security and Contracts;

          (j) Completed requests for information, dated on or a date reasonably near to the date of the initial Purchase, listing all effective financing statements filed in the jurisdictions referred to in subsection (h) above that name the Seller as debtor, together with copies of such other financing statements (none of which, except those filed pursuant to subsection (h) above, shall cover any Receivables, Contracts, Related Security or Collections;

          (k) The Lock-Box Agreements duly executed by the Lock-Box Banks and the Seller or any Originator, as applicable;

          (l) An executed copy of the Investor Agreement duly executed by the Seller, PolyOne, CNAI and each Investor (as defined therein) thereunder;

          (m) The Fee Letter duly executed by PolyOne and the Seller;

          (n) Favorable opinions of (i) Thompson Hine LLP, counsel to the Seller and each Originator, substantially in the form of Exhibit I-1 to the Investor Agreement, (ii) senior corporate counsel to the Seller and each Originator, substantially in the form of Exhibit I-2 to the Investor Agreement, and (iii) Thompson Hine LLP, counsel to the Seller and each Originator in substantially the form of Exhibit I-3 to the Investor Agreement, including (A) a "true sale" opinion with respect to the sale of Receivable Assets under and as defined in the Receivables Contribution and Sale Agreement from each Originator to the Seller and (B) an opinion with respect to the non-substantive consolidation of the Seller with each Originator or any of its Affiliates in a case under the U.S. Bankruptcy Code; and

          (o) A favorable opinion of counsel for the Agent, as the Agent may reasonably request.

          SECTION 3.02. CONDITIONS PRECEDENT TO ALL PURCHASES AND REINVESTMENTS. Each Purchase (including the initial Purchase after the Restatement Effective
Date) hereunder and the right of the Collection Agent to reinvest in Pool Receivables those Collections attributable to an

Eligible Asset pursuant to Section 2.05 or 2.06 shall be subject to the further conditions precedent that:

          (a) With respect to any such Purchase, on or prior to the date of such Purchase, the Collection Agent shall have delivered to the Agent, in form and substance satisfactory to the Agent, (i) a completed Seller Report requested to be delivered to the Agent pursuant to Section 2.07, demonstrating, among other things, that after giving effect to such Purchase, (A) the Net Receivables Pool Balance shall not be less than the Required Net Receivables Pool Balance and (B) no Event of Termination shall occur and (ii) a listing by Obligor of all Pool Receivables and such additional information as may be reasonably requested by the Agent;

          (b) On the date of such Purchase or reinvestment the following statements shall be true (and the Seller by accepting proceeds of such Purchase or by receiving the proceeds of such reinvestment shall be deemed to have certified on the date of such purchase or reinvestment that):

               (i) The representations and warranties contained in Section 4.01 hereof and Section 3.01 of the Receivables Contribution and Sale Agreement are correct on and as of such date as though made on and as of such date before and after giving effect to such Purchase or reinvestment and to the application of proceeds therefrom other than representations or warranties that, by their terms, refer to a date other than the date of such Purchase or reinvestment; and

               (ii) No event has occurred and is continuing, or would result from such Purchase or reinvestment or from the application of proceeds therefrom, which constitutes an Event of Termination or would constitute an Event of Termination but for the requirement that notice be given or time elapse or both; and

          (c) The Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Each of the representations and warranties of the Seller, as set forth in Section 4.01 of the Investor Agreement (including Schedules I and IV), is hereby incorporated herein by this reference and is deemed to be herein restated and hereby reconfirmed in favor of the Members, the Group Managing Agents and the Agent.

          SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF THE COLLECTION AGENT. Each of the representations and warranties of the Collection Agent set forth in
Section 4.02 of the Investor Agreement is hereby incorporated herein by this reference and is deemed to be herein restated and hereby reconfirmed in favor of the Members, the Group Managing Agents and the Agent.

                                   ARTICLE V

                         GENERAL COVENANTS OF THE SELLER
                            AND THE COLLECTION AGENT

          SECTION 5.01. AFFIRMATIVE COVENANTS OF THE SELLER. Until the later of the Commitment Termination Date and the date upon which no Capital for any Eligible Asset shall be existing and no Yield, Program Fees or other amounts shall remain unpaid under this Agreement, the Seller shall, unless the Majority Investor Groups shall otherwise consent in writing, comply with each and every affirmative covenant of the Seller as set forth in Section 5.01 of the Investor Agreement, each of which is hereby incorporated herein by this reference.

          SECTION 5.02. REPORTING REQUIREMENTS OF THE SELLER. Until the later of the Commitment Termination Date and the date upon which no Capital for any Eligible Asset shall be existing and no Yield, Program Fees or other amounts shall remain unpaid under this Agreement, the Seller shall, unless the Majority Investor Groups shall otherwise consent in writing, furnish to the Agent each and every report, document, certificate or other item referred to in Section
5.02 of the Investor Agreement, which is incorporated herein by this reference, except that each reference in Section 5.02(c) to an "Event of Investment Ineligibility" shall be and be deemed to be a reference to an Event of Termination.

          SECTION 5.03. NEGATIVE COVENANTS OF THE SELLER. Until the later of the Commitment Termination Date and the date upon which no Capital for any Eligible Asset shall be existing and no Yield, Program Fees or other amounts shall remain unpaid under this Agreement, the Seller shall not, without the written consent of the Majority Investor Groups (or in the case of subsection (c) of Section
5.03 of the Investor Agreement, the prior written consent of all the Members), violate any negative covenant set forth in Section 5.03 of the Investor Agreement, each of which is incorporated herein by this reference.

          SECTION 5.04. AFFIRMATIVE COVENANTS OF THE COLLECTION AGENT. Until the later of (i) the Commitment Termination Date and (ii) the date on which no Capital for any Eligible Asset shall be existing and no Yield, Program Fees or other amounts shall remain unpaid under this Agreement, the Collection Agent shall, unless the Majority Investor Groups shall otherwise consent in writing, comply with each covenant of the Collection Agent set forth in Section 5.04 of the Investor Agreement, each of which is hereby incorporated herein by this reference.

          SECTION 5.05. NEGATIVE COVENANTS OF THE COLLECTION AGENT. Until the later of (i) the Commitment Termination Date and (ii) the date on which no Capital for any Eligible Asset shall be existing and no Yield, Program Fees or other amounts shall remain unpaid under this Agreement, the Collection Agent shall, unless the Majority Investor Groups shall otherwise consent in writing (or in the case of subsection (b) of Section 5.05 of the Investor Agreement, the prior written consent of all the Members), comply with each covenant of the Collection Agent set forth in Section 5.05 of the Investor Agreement, each of which is hereby incorporated herein by this reference.

                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

          SECTION 6.01. DESIGNATION OF COLLECTION AGENT. The servicing, administering and collection of the Pool Receivables shall be conducted by such Person (the "COLLECTION AGENT") so designated from time to time in accordance with this Section 6.01. Until the Agent (with the consent or at the request of the Majority Investor Groups) gives three Business Days' notice to the Seller and PolyOne of a designation of a new Collection Agent, PolyOne is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Agent may (with the consent or at the request of the Majority Investor Groups) at any time designate as Collection Agent any Person (including itself) to succeed PolyOne or any successor Collection Agent if the Agent shall determine in its reasonable discretion that such action is necessary to protect the interest of any Eligible Asset Owner in the Receivables, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof. The Collection Agent may, with the prior consent of the Agent (with the consent or at the request of the Majority Investor Groups), subcontract with any other Person for servicing, administering or collecting the Pool Receivables, PROVIDED that the Collection Agent shall remain liable for the performance of the duties and obligations of the Collection Agent pursuant to the terms hereof.

          SECTIONS 6.02. through 6.05. INCORPORATION BY REFERENCE. Each of Sections 6.02 through 6.05 of the Investor Agreement is hereby incorporated herein by this reference, except that the reference in said Section 6.02(b) to "Facility Termination Date" shall be and be deemed to be a reference to the Commitment Termination Date.

                                  ARTICLE VII

                              EVENTS OF TERMINATION

          SECTION 7.01. EVENTS OF TERMINATION. If any of the following events ("EVENTS OF TERMINATION") shall occur and be continuing:

          (a) (i) The Collection Agent (if other than the Agent or Citibank) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) of this Section 7.01(a)) and such failure shall remain unremedied for three Business Days or (ii) the Seller or the Collection Agent (if other than the Agent or Citibank) shall fail to make any payment or deposit to be made by it hereunder or under the Fee Letter when due; or

          (b) The Seller or the Collection Agent shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(e) or
     (g), 5.02(c), 5.03, 5.04(e) or (g), or 5.05 of this Agreement, or any
     Originator shall fail to perform or observe any term, covenant or agreement contained in Section 4.01(g), (i) or (j)(iii) or 4.02 of the Receivables Contribution and Sale Agreement; or

          (c) Any representation or warranty made or deemed to be made by the Seller or any Originator or the Collection Agent (or any of their officers) under or in connection with this Agreement or any other Transaction Document or any Seller Report or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made; or

          (d) The Seller or any Originator shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for seven Business Days after written notice thereof shall have been given by the Agent to the Seller or such Originator; or

          (e) The Seller or any Originator shall fail to pay any Debt, in the case of the Seller, in excess of $5,000, and, in the case of such Originator, in excess of $20,000,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) Any Purchase or any reinvestment pursuant to Section 2.05 shall for any reason, except to the extent permitted by the terms hereof, cease to create, or any Eligible Asset shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest to the extent of the pertinent Eligible Asset in each applicable Pool Receivable and the Related Security and Collections with respect thereto; or

          (g) (i) The Seller, any Originator or the Collection Agent shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, such Originator or the Collection Agent seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, if instituted against the Seller, such Originator or the Collection Agent, either such proceeding shall not be stayed or dismissed for 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur; or (ii) the Seller, such Originator or the

     Collection Agent shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection (g); or

          (h) The average of the Default Ratios for each of the three most recently ended calendar months shall exceed 6%, or the average of the Delinquency Ratios for each of the three most recently ended calendar months shall exceed 10%; or

          (i) (A) During any Investment Grade Period or any Below Investment Grade Period, the aggregate undivided percentage interest for all Eligible Assets and the "Eligible Assets" under and as defined in the Investor Agreement shall exceed 95% for five consecutive Business Days or (B) during any Collateral Account Period, the Net Receivables Pool Balance shall be less than the Required Net Receivables Pool Balance for a period of two consecutive Business Days or more after delivery of a Daily Seller Report for any Settlement Period; or

          (j) There shall have been any material adverse change in the financial condition or operations of the Originators, taken as a whole, since December 31, 2001, or there shall have occurred any event which materially adversely affects the collectibility of the Pool Receivables, or there shall have occurred any other event which materially adversely affects the ability of the Seller or the Collection Agent to collect Pool Receivables or the ability of the Seller or the Collection Agent to perform hereunder; or

          (k) Any material provision of any Transaction Document shall for any reason cease to be a legal, valid and binding obligation of the Seller or any Originator, as applicable, or the Seller or any Originator, as applicable, shall so state in writing; or

          (l) PolyOne shall cease to own directly or indirectly 100% of the outstanding shares of stock of the Seller; or

          (m) Any "Event of Default" under and as defined in the Credit Agreement shall have occurred and be continuing; or

          (n) All of Polyone's long-term public senior unsecured and unguaranteed debt securities, if rated, are rated below BB- by S&P or rated below Ba3 by Moody's or, if not rated, such securities are deemed to have a rating below BB- in the sole discretion of the Agent; or

          (o) The charter or by-laws of the Seller shall be amended, supplemented or otherwise modified without the consent of the Agent (and without the consent of the Group Managing Agents); or

          (p) This Agreement shall cease to create in favor of the Agent, as security for the Secured Obligations, a valid security interest in the Collateral, or such security interest shall cease to be a perfected first priority security interest upon the filing of the financing statements referred to in Section 3.01(h); or

          (q) There shall have occurred and be continuing any event that constitutes an "Event of Investment Ineligibility" under and as defined in the Investor Agreement;

then, and in any such event, the Agent shall at the request, or may with the consent, of the Majority Investor Groups, by notice to the Seller, declare the Commitment Termination Date to have occurred, whereupon the Commitment Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all without any further actions on its part, which are hereby expressly waived by the Seller; PROVIDED, HOWEVER, that the Majority Investor Groups shall not be entitled to make any request of the Agent to declare the Commitment Termination Date to have occurred as to any such event if
(x) the Agent has granted a waiver in respect of such event pursuant to Section
11.01 hereof so long as such waiver is effective or (y) no Members of any Investor Group have made any Purchase of an Eligible Asset under this Agreement; PROVIDED FURTHER, HOWEVER, that in the event of an actual or deemed entry of an order for relief with respect to the Seller or any Originator under the Federal Bankruptcy Code or the occurrence of any event described in Section 7.01 (g) of the Investor Agreement, the Commitment Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller. Upon any occurrence of the Commitment Termination Date, the Agent and the Banks shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing or the general applicability of Article IX hereof, any Bank may elect to assign pursuant to Article IX hereof any Eligible Asset owned by such Bank to an Eligible Assignee following the occurrence of any Event of Termination.

                                  ARTICLE VIII

                     THE AGENT AND THE GROUP managing AGENTS

          SECTION 8.01. AUTHORIZATION AND ACTION OF THE AGENT. Each Member hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents and each other document furnished pursuant hereto as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of the Transaction Documents and such other documents), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions or requests of the Group Managing Agents of the Majority Investor Groups, and such instructions and requests shall be binding upon all parties hereto and all Assignees; PROVIDED, HOWEVER, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Transaction Document or any other document furnished pursuant hereto or applicable law. The Agent agrees to give to each Member prompt notice of each notice given to it pursuant to the terms of this Agreement or any other Transaction Document or any other document furnished pursuant hereto, and in the case of each notice by the Seller to the Agent of each requested Purchase by the Members pursuant to Section 2.02(a), the Agent agrees to use its reasonable best efforts to give notice of such Purchase to each Member on the same day as such notice by the Seller. The Agent hereby agrees to deliver promptly to each Member each report, document, notice or other written communication required to be delivered by or on behalf of the Seller or the Collection Agent or any Originator to the Agent on behalf of the Members by the terms and conditions of this Agreement and the other Transaction Documents (it being understood that the Agent shall have no obligation to deliver, or cause to be delivered, to any Member any such report, document, notice or other written communication if the Seller or the Collection Agent or any Originator required to deliver, or have delivered on its behalf, such report, document, notice or other written communication fails to make or cause such delivery to the Agent).

          SECTION 8.02. AUTHORIZATION AND ACTION OF THE GROUP MANAGING AGENTS. Each Member of each Investor Group hereby appoints and authorizes the Group Managing Agent of such Investor Group to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents and each other document furnished pursuant hereto as are delegated to such Group Managing Agent (whether in its capacity as Group Managing Agent hereunder or as Managing Agent under any other Transaction Document) by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of such Transaction Documents and such other instruments and documents), no Group Managing Agent shall be required to exercise any discretion or take any action, but each Group Managing Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions or requests of the Members of such Group Managing Agent's Investor Group, and such instructions and requests shall be binding upon all parties hereto and all Assignees; PROVIDED, HOWEVER, that no Group Managing Agent shall be required to take any action which exposes such Group Managing Agent to personal liability or which is contrary to this Agreement or any other Transaction Document or any other document furnished pursuant hereto or applicable law. The Group Managing Agent of each Investor Group agrees to give to each Member of such Investor Group prompt notice of each notice given to it pursuant to the terms of this Agreement or any other Transaction Document or any other document furnished pursuant hereto, and in the case of each notice by the Seller or the Administrative Agent to such Group Managing Agent of each requested Purchase by the Members of such Group Managing Agent's Investor Group pursuant to Section 2.02(a), such Group Managing Agent agrees to use its reasonable best efforts to give notice of such Purchase to each such Member of such Investor Group on the same day as it receives such notice. The Group Managing Agent of each Investor Group hereby agrees to deliver promptly to each Member of such Investor Group each report, document, notice or other written communication required to be delivered by or on behalf of the Seller, the Collection Agent, the Agent or any Originator to such Group Managing Agent on behalf of such Members by the terms and conditions of this Agreement and the other Transaction Documents (it being understood that such Group Managing Agent shall have no obligation to deliver, or cause to be delivered, to any such Member any such report, document, notice or other written communication if the Seller, the Collection Agent, the Agent or any Originator required to deliver, or have delivered on its behalf, such report, document, notice or other written communication fails to make or cause such delivery to such Group Managing Agent).

          SECTION 8.03. AGENT'S AND GROUP MANAGING AGENTS' RELIANCE, ETC. Neither the Agent nor any Group Managing Agent nor any of their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent or Group Managing Agent, respectively, under or in connection with this Agreement or any other Transaction Document (including, without limitation, the Agent's servicing, administering or collecting Pool Receivables as Collection Agent pursuant to Section 6.01), except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Agent or each Group Managing Agent, as applicable:

          (i) may consult with legal counsel (including counsel for the Seller, the Collection Agent or any Originator), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

          (ii) makes no warranty or representation to the Banks or any other Indemnified Party and shall not be responsible to any of them for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document or any other document delivered pursuant hereto;

          (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document or any other document delivered pursuant hereto on the part of the Seller, the Collection Agent or any Originator or to inspect the property (including the books and records) of the Seller, the Collection Agent or any Originator;

          (iv) shall not be responsible to any Bank or any other Indemnified Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or under the Receivables Contribution and Sale Agreement; and

          (v) shall incur no liability under or in respect of this Agreement or any other Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 8.04. RIGHTS AND POWERS. With respect to any Eligible Asset owned by it, CNAI and each Group Managing Agent shall have the same rights and powers under this Agreement as would any Member and may exercise the same as though it were not the Agent or a Group Managing Agent, as applicable. CNAI and its Affiliates and each Group Managing Agent and each respective Affiliate of such Group Managing Agent may generally engage in any kind of business with the Seller or any Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller or any Originator or any Obligor or any of their respective Affiliates, all as if CNAI or such Group Managing Agent were not the Agent or a Group Managing Agent, respectively, and without any duty to account therefor to the Banks.

          SECTION 8.05. PURCHASE DECISIONS. Each Member acknowledges that it has, independently and without reliance upon the Agent, any of its Affiliates or any Group Managing

Agent or any of their respective Affiliates or any other Indemnified Party and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to purchase undivided ownership interests in Pool Receivables hereunder. Each Member also acknowledges that it will, independently and without reliance upon the Agent, any of its Affiliates or any Group Managing Agent or any of their respective Affiliates or any other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement or any other Transaction Document.

          SECTION 8.06. INDEMNIFICATION. The Members of each Investor Group agree to indemnify the Agent and the Group Managing Agent of such Investor Group (to the extent not reimbursed by the Seller or any Originator), ratably according to the respective amounts of Capital of their respective Eligible Assets (or, if no Eligible Asset is at that time owned by them, ratably according to their respective Bank Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or such Group Managing Agent in any way relating to or arising out of this Agreement or the Investor Agreement or any other Transaction Document or any other document furnished pursuant hereto or thereto or any action taken or omitted by the Agent or such Group Managing Agent under this Agreement or the Investor Agreement or any other Transaction Document or any such instrument or document, PROVIDED that no Member shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's or such Group Managing Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Member agrees to reimburse the Agent, ratably according to the respective amounts of Capital of their respective Eligible Assets (or, if no Eligible Asset is at that time owned by them, ratably according to their respective Bank Commitments), promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the Investor Agreement or any other Transaction Document or any other document furnished pursuant hereto or thereto.

          SECTION 8.07. SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Group Managing Agents and the Seller and may be removed at any time with or without cause by the Majority Investor Groups. Upon any such resignation or removal, the Group Managing Agents shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Group Managing Agents, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the removal of the retiring Agent by the Majority Investor Groups, then the retiring Agent may, on behalf of the Members, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Group Managing Agents may request, in order to continue the perfection of the ownership and security interests granted or purported to be granted by the Transaction Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Agent's resignation or removal hereunder as Agent shall have become effective, the provisions of this Article VIII shall inure to its benefit to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          SECTION 8.08. AUTHORIZATIONS AND ACTIONS WITHIN INVESTOR GROUPS. Any authorization, consent or waiver that is to be taken by any Investor Group hereunder shall be taken by the Group Managing Agent of such Investor Group on its behalf at the direction or with the consent of the Members of such Investor Group. The specific manner in which such direction or consent shall be given or authorized with respect to any Investor Group shall be determined by the Members of such Investor Group. Any action with respect to the removal or replacement of any Group Managing Agent shall be determined by the Members of the Investor Group of such Group Managing Agent. Any authorization, consent, waiver or other action that is to be taken by the Majority Investor Groups hereunder shall be taken by the Group Managing Agents representing such Majority Investor Groups unless otherwise expressly stated herein.

                                   ARTICLE IX

                          ASSIGNMENT of eligible assets

          SECTION 9.01. ASSIGNMENT. (a) Each Member may, upon the consent of the Agent and the Seller, which consent shall not be unreasonably withheld, assign to any Eligible Assignee or any other Member, and any such assignee may assign to any other such assignee, any Eligible Asset. Upon any such assignment, (i) the Assignee thereof shall become the Eligible Asset Owner of such portion of such Eligible Asset for all purposes of this Agreement and (ii) the Eligible Asset Owner assignor thereof shall relinquish its rights with respect to such portion of such Eligible Asset for all purposes of this Agreement. Such assignment shall be upon such terms and conditions as the assignor and the Assignee of such portion of such Eligible Asset may mutually agree; the parties thereto shall deliver to the Agent an Assignment, duly executed by such parties; and such assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the Assignee may reasonably request in order to perfect, protect or more fully evidence the Assignee's right, title and interest in and to such portion of such Eligible Asset, and to enable the Assignee to exercise or enforce any rights hereunder or under the Certificate. The Agent shall provide notice to the Seller, the assigning Member's Group Managing Agent and each Member of the assigning Member's Investor Group of any assignment of any portion of any Eligible Asset hereunder.

          (b) By executing and delivering an Assignment (in the case of an assigning Member) and executing and accepting an Assignment (in the case of an Assignee), the assigning Member thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment, such assigning Member makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other document furnished pursuant hereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or under the Receivables Contribution and Sale Agreement; (ii) such assigning Member makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or any Originator or the Collection Agent or the performance or observance by the Seller or any Originator or the Collection Agent of any of its obligations under this Agreement or any other Transaction Document or any other document furnished pursuant hereto; (iii) such Assignee confirms that it has received copies of this Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and to purchase such Eligible Asset; (iv) such Assignee will, independently and without reliance upon the Agent, any of its Affiliates, such assigning Member, any Group Managing Agent or any other Member of any Investor Group or any Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto; (v) such Assignee appoints and authorizes the Agent and the Group Managing Agent of such Assignee's Investor Group to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto as are delegated to the Agent and the Group Managing Agent, respectively, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) such Assignee appoints as its agent the Collection Agent from time to time designated pursuant to Section 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts; and (vii) such Assignee agrees that it will not institute against any Investor any proceeding of the type referred to in Section 7.01(g) so long as any promissory notes issued by such Investor shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such promissory notes shall have been outstanding.

          SECTION 9.02. ASSIGNMENT OF RIGHTS AND OBLIGATIONS. (a) Each Member may assign to any Eligible Assignee all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank Commitment and of the portion of the Eligible Assets owned by it); PROVIDED, HOWEVER, that (i) each such assignment shall be a constant, and not a varying, percentage of such Member's rights and obligations under this Agreement and the portion of the Eligible Assets owned by it, (ii) in the case of any assignment by any Member that is not assigning pursuant thereto all of its right and obligations under this Agreement, the amount of the Bank Commitment being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall be at least $1,000,000 (iii) each such assignment shall be to an Eligible Assignee,
(iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recording fee of $2,500, (v) the consent of the Agent shall first have been obtained and (vi) the Seller shall execute and deliver to the Agent for the account of such Assignee a Certificate in form and substance satisfactory to the Agent. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the later of (x) the date the Agent receives the executed

Assignment and Acceptance and (y) the date of such Assignment and Acceptance,
(I) the assignee thereunder shall be a party hereto and shall have all the rights and obligations of a Member hereunder and (II) the assigning Member shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment and acceptance, relinquish its rights and be released from its obligations under this Agreement.

          (b) By executing and delivering an Assignment and Acceptance, the assigning Member and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Member makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other document furnished pursuant hereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or under the Receivables Contribution and Sale Agreement; (ii) the assigning Member makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or any Originator or the performance or observance by the Seller or any Originator of any of its obligations under this Agreement or any other Transaction Document or any other document furnished pursuant hereto; (iii) such Assignee confirms that it has received copies of this Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, any of its Affiliates, the assigning Member or any other Member or any former Member or other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other documents furnished pursuant hereto; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Agent and the Group Managing Agent of the applicable Investor Group to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto as are delegated to the Agent and such Group Managing Agent, respectively, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such Assignee appoints as its agent the Collection Agent from time to time designated pursuant to Section 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts; and (viii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Member.

          (c) The Agent shall maintain at its office referred to in Section
11.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "REGISTER") for the recordation of the names and addresses of the Group Managing Agent of each Investor Group and the Members of such Investor Group and the Bank Commitment of, and the portion of each Eligible Asset owned by, each Member of such Investor Group from time to time, which Register shall be available for inspection by the Seller and the Members at any reasonable time and from time to time upon reasonable prior notice. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Seller, the Collection Agent, the Members, the Group Managing Agents and the Agent may treat each Person whose name is recorded in the Register as a Member hereunder for all purposes of this Agreement.

          (d) Upon its receipt of an Assignment and Acceptance executed by any assigning Member and an assignee representing that it is an Eligible Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance and (ii) give prompt notice thereof to the Seller and the Collection Agent, the assigning Member's Group Managing Agent and each Member of the assigning Member's Investor Group.

          SECTION 9.03. ANNOTATION OF CERTIFICATE. The Agent shall annotate the Certificate for each assigning Member to reflect the assignment made by such Member pursuant to Section 9.01 or 9.02 or otherwise.

                                   ARTICLE X

                                 INDEMNIFICATION

          SECTION 10.01. INDEMNITIES BY THE SELLER. Without limiting any other rights which any Indemnified Party may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the use of proceeds of Purchases or the ownership of Eligible Assets or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any income taxes incurred by any of them arising out of or as a result of this Agreement or the ownership of Eligible Assets or in respect of any Receivable or any Contract. Without limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party for Indemnified Amounts relating to or resulting from:

          (i) the creation of an undivided percentage ownership interest in any Receivable which is not at the date of the creation of such interest an Eligible Receivable or which thereafter ceases to be an Eligible Receivable;

          (ii) reliance on any representation or warranty made by the Seller or any Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document or any Seller Report or any other information or report delivered by the Seller or any Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

          (iii) the failure by the Seller or any Originator to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable law, rule or regulation;

          (iv) the failure to vest continuously in the Eligible Asset Owner of an Eligible Asset an undivided percentage ownership interest, to the extent of each Eligible Asset, in the Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim; or the failure of the Seller to have obtained a first priority perfected ownership interest in the Pool Receivables and the Related Security and Collections with respect thereto transferred or purported to be transferred to the Seller under the Receivables Contribution and Sale Agreement, free and clear of any Adverse Claim;

          (v) the failure by the Seller to file, or any delay by the Seller in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any Purchase or reinvestment or at any subsequent time;

          (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

          (vii) any failure of the Seller or any Originator, so long as such Originator is Collection Agent, to perform its duties or obligations hereunder or under the Investor Agreement or any other Transaction Document or to perform its duties or obligations under any Contract;

          (viii) any products liability claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

          (ix) any investigation, litigation or proceeding related to this Agreement or any other Transaction Document or the use of proceeds of Purchases or the ownership of Eligible Assets or in respect of any Receivable or any Contract;

          (x) the commingling of collections of Pool Receivables at any time with other funds; PROVIDED that, without in any way limiting the foregoing indemnity, such indemnity is not intended to restrict the Seller from servicing Receivables as the Collection Agent pursuant to Article VI of this Agreement; or

          (xi) any claim brought by any Person other than an Indemnified Party arising from any activity by any Originator or any Affiliate of such Originator in servicing, administering or collecting any Pool Receivables.

          (xii) any action or omission by the Seller or any Originator, so long as such Originator is Collection Agent, reducing or impairing the rights of any Owner of an Eligible Asset under this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto or with respect to any Pool Receivable;

          (xiii) any cancellation or modification of a Pool Receivable, the related Contract or any Related Security, whether by written agreement, verbal agreement, acquiescence or otherwise;

          (xiv) any investigation, litigation or proceeding related to or arising from this Agreement, any other Transaction Document or any document furnished pursuant hereto or thereto, or any transaction contemplated by this Agreement or any Contract or the use of proceeds from any Purchase or reinvestment pursuant to this Agreement, or the ownership of, or other interest in, any Receivable, the related Contract or Related Security;

          (xv) the existence of any Adverse Claim against or with respect to any Pool Receivable, the related Contract or the Related Security or Collections with respect thereto;

          (xvi) any failure by the Seller to pay when due any taxes, including without limitation sales, excise or personal property taxes, payable by the Seller in connection with any Receivable or the related Contract or any Related Security with respect thereto;

          (xvii) to the extent not covered by the foregoing clauses, the occurrence and continuance of any Event of Termination other than an Event of Termination arising under Section 7.01(h).

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement (including, without limitation, any provision of the Investor Agreement which is incorporated herein by reference) nor consent to any departure by the Seller therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Group Managing Agents, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall (a) unless in writing and signed by all the Banks, do any of the following at any time: (i) amend the definition of Eligible Receivable, Defaulted Receivable or Delinquent Receivable or modify the then existing Concentration Limit or any Special Concentration Limit, (ii) amend, modify or waive any provision of this Agreement in any way which would (A) reduce the amount of Capital or Yield that is payable on account of any Eligible Asset or delay any scheduled date for payment thereof, (B) impair any rights expressly granted to an assignee or participant under this Agreement, (C) reduce fees payable by the Seller to the Agent or the Banks or delay the dates on which such fees are payable, (D) release, sell, convey or otherwise dispose of all or substantially all of the Receivables, Contracts or Related Security or (E) extend the Commitment Termination Date, (iii) agree to a different Assignee Rate pursuant to the final proviso in the definition of "Assignee Rate" in the Investor Agreement or (iv) amend or waive Section 7.01(g) of the Investor Agreement or (b) without the prior written consent of the Majority Investor Groups, (i) amend the definition of Default Ratio, Delinquency Ratio or Net Receivables Pool Balance, (ii) amend the Events of Termination to increase the maximum permitted Default Ratio or Delinquency Ratio, (iii) (A) waive violations of the Default Ratio or the Delinquency Ratio that exceed the maximum permitted levels of such ratios (i) for more than two consecutive months or (ii) by more than 10% or (B) waive a violation of the cross default provision set forth in Section 7.01(e) or (iv) amend this Agreement or the Investor Agreement to increase the aggregate Bank Commitments or the aggregate Purchase Limits, respectively. No failure on the part of any Member or any Indemnified Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Without limiting the foregoing, each Member is hereby authorized by the Seller upon the occurrence and during the continuance of an Event of Termination or event which, with the giving of notice or lapse of time or both, would constitute any Event of Termination, and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Member to or for the credit or the account of the Seller against any and all of the obligations of the Seller now or hereafter existing under this Agreement to such Member or, if such Member is Citibank, to the Agent or CNAI or any Affiliate thereof, irrespective of whether or not any formal demand shall have been made under this Agreement and although such obligations may be unmatured. Each Member agrees promptly to notify the Seller after any such setoff and application; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Member under this Section 11.01 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Member may have.

          SECTION 11.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and mailed or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof, or in the case of any Member that is not an Original Bank, in the Assignment and Acceptance pursuant to which such Member became a Member hereunder, or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications shall be effective when received, in each case addressed as aforesaid.

          SECTION 11.03. NO WAIVER; REMEDIES. No failure on the part of the Agent, the Group Managing Agents or the Members or any other Indemnified Party to exercise, and no delay in exercising, any of their respective rights hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 11.04. BINDING EFFECT; ASSIGNABILITY. This Agreement shall become effective as of the Restatement Effective Date when all the conditions set forth in Section 3.01 are satisfied or waived, and thereafter shall be binding upon and inure to the benefit of the Seller, the Collection Agent, each Member, each Group Managing Agent, each Eligible Asset Owner and the Agent and their respective successors and assigns, except that neither the Seller nor the Collection Agent shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Group Managing Agents, the Members and the Agent. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Commitment Termination Date for the Eligible Assets, as all accrued Yield and Program Fees shall be paid and no Capital of any Eligible Asset shall be outstanding; PROVIDED, HOWEVER, that rights and remedies with respect to the provisions of Sections 2.11, 10.01, 11.06, 11.07 and 11.08 shall be continuing and shall survive any termination of this Agreement.

          SECTION 11.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE AGENT IN THE RECEIVABLES, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          SECTION 11.06. COSTS, EXPENSES AND TAXES. (a) In addition to the rights of indemnification granted to the Agent, the Group Managing Agents, the Members and the other Indemnified Parties and their respective Affiliates under
Article X hereof, the Seller agrees to pay on demand all costs and expenses in connection with the syndication of the Bank Commitments hereunder and the preparation, execution, delivery and administration (including periodic auditing) of this Agreement and the other Transaction Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for CNAI, the Agent, each Group Managing Agent and their respective Affiliates with respect thereto and with respect to advising CNAI, the Agent, each Group Managing Agent and their respective Affiliates as to their respective rights and remedies under this Agreement and each other Transaction Document. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other Transaction Documents and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 11.06(a). A certificate as to the amount of such costs and expenses setting forth the basis thereof in reasonable detail and submitted to the Seller shall be conclusive and binding for all purposes, absent manifest error.

          (b) In addition, the Seller shall pay any and all stamp and other taxes (excluding income taxes) and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement each other Transaction Document or the other documents to be delivered hereunder, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. A certificate as to the amount of such costs and fees setting forth the basis thereof in reasonable detail and submitted to the Seller shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 11.07. NO PROCEEDINGS. (a) Each of the Seller, PolyOne, the Agent, each Group Managing Agent, each Eligible Asset Owner, each assignee of an Eligible Asset or any interest therein and each entity which enters into a commitment to purchase Eligible Assets or interests therein hereby agrees that it will not institute against any Investor any proceeding of the type referred to in clause (i) of Section 7.01(g) so long as any commercial paper issued by such Investor shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper shall have been outstanding.

          (b) Each of the parties hereto hereby agree that they will not institute against the Seller any proceeding of the type referred to in clause
(i) of Section 7.01(g).

          (c) Each of the Seller and PolyOne hereby agrees that, in connection with the Transaction Documents and the transactions contemplated thereby, none of the Indemnified Parties shall be liable to the Seller or PolyOne except to the extent of such Indemnified Party's own gross negligence or willful misconduct or have any liability for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Transaction Documents or any of the transactions contemplated by the Transaction Documents.

          SECTION 11.08. CONFIDENTIALITY. (a) Except to the extent otherwise required by applicable law, rule, regulation or judicial process, the Seller agrees to maintain the confidentiality of this Agreement, the Investor Agreement, the Receivables Contribution and Sale Agreement, Consent and Agreement, the Fee Letter (and all drafts thereof) and all non-public information delivered in connection herewith in communications with third parties and otherwise; PROVIDED, HOWEVER, that the Agreement, the Receivables Contribution and Sale Agreement, Consent and Agreement, the Fee Letter and any such information may be disclosed to third parties to the extent such disclosure is (i) limited in scope to the provisions of Articles V, VII, X and, to the extent defined terms are used in Articles V, VII and X, such terms defined in
Article I of this Agreement and (ii) made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent; PROVIDED FURTHER, HOWEVER, that the Agreement, the Investor Agreement, the Receivables Contribution and Sale Agreement, Consent and Agreement and the Fee Letter may be disclosed to the Seller's legal counsel pursuant to an agreement of the type referred to in clause (ii), above; and PROVIDED FURTHER, HOWEVER, that the Seller shall have no obligation of confidentiality in respect of any information which may be generally available to the public or becomes available to the public through no fault of the Seller.

          (b) Each Bank understands that each of this Agreement, the Receivables Contribution and Sale Agreement, Consent and Agreement and the Fee Letter is a confidential document and no Bank will disclose it to any other Person without the Agent's prior written consent other than (i) to such Bank's Affiliates and their and their Affiliates' officers, directors, employees, agents, counsel, auditors and advisors and then only on a confidential basis, (ii) to actual or prospective Assignees, and then only if such Assignee has agreed in writing to maintain such information on a confidential basis, (iii) to rating agencies,
(iv) as required by any law, rule or regulation or judicial process or (v) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

          (c) Neither the Agent, any Group Managing Agent, or any Bank shall disclose any Confidential Information to any Person without the consent of the Seller, other than (i) to the

Agent's, such Group Managing Agent's or such Bank's Affiliates and their and their Affiliates' officers, directors, employees, agents, counsel, auditors and advisors and then only on a confidential basis, (ii) to actual or prospective Assignees, and then only if such Assignee has agreed in writing to maintain such Confidential Information on a confidential basis, (iii) to rating agencies, (iv) as required by any law, rule or regulation or judicial process and (v) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

          SECTION 11.09. JURISDICTION, ETC. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto hereby agrees that service of process in any such action or proceeding may be effected by mailing a summons and complaint to it at its address specified in Section 11.02 by registered mail, return receipt requested, or in any other manner permitted by applicable law. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any other jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 11.10. GRANT OF A SECURITY INTEREST. Section 11.10 of the Investor Agreement is hereby incorporated herein by this reference, except that each reference therein to an "Investor" or to an "Owner" shall be deemed to be a reference to a Bank and each reference therein to an "Event of Investment Ineligibility" shall be deemed to be a reference to an Event of Termination.

          SECTION 11.11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

          SECTION 11.12. INTENT OF THE PARTIES. It is the intention of the parties hereto that each Purchase and reinvestment shall convey to the Agent for the benefit of each Member, to the extent of its Eligible Assets, an undivided ownership interest in the Pool Receivables and the

Related Security and Collections in respect thereof and that such transaction shall constitute a purchase and sale and not a secured loan for all purposes other than for federal income tax purposes. If, notwithstanding such intention, the conveyance of the Eligible Assets from the Seller to the Agent for the benefit of any Member shall ever be recharacterized as a secured loan and not a sale, it is the intention of the parties hereto that this Agreement and the Certificate of such Member, shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to the Agent for the benefit of such Member, to the extent of such Member's Eligible Assets, a duly perfected first priority security interest in and to all of the Seller's right, title and interest in and to the Pool Receivables, whether now owned or hereafter acquired, and the Related Security and Collections in respect thereof from time to time and all cash and non-cash proceeds in respect thereof, free and clear of Adverse Claims. For such purpose, the Seller hereby grants to the Agent for the benefit of each Member, to the extent of such Member's Eligible Assets, a duly perfected first priority security interest in all of the Seller's right, title and interest in and to the Pool Receivables, whether now owned or hereafter acquired, and the Related Security and Collections with respect thereto from time to time and all cash and non-cash proceeds in respect thereof.

          SECTION 11.13. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, relating to the subject matter hereof.

          SECTION 11.14. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 11.15. WAIVER OF JURY TRIAL. Each of the parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any of the other Transaction Documents, the Purchases or the actions of the Agent, any Group Managing Agent or any other Indemnified Party in the negotiation, administration, performance or enforcement hereof or thereof.

               [THE REST OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers (or agents) thereunto duly authorized, as of the date first above written.

                                          POLYONE FUNDING CORPORATION


                                          By:______________________________
                                             Name:
                                             Title:

                                          33587 Walker Road
                                          Avon Lake, Ohio  44012
                                          (Lorain County)
                                          Attn:  Treasurer



                                          POLYONE CORPORATION


                                          By:______________________________
                                             Name:
                                             Title:

                                          33587 Walker Road
                                          Avon Lake, Ohio  44012
                                          (Lorain County)
                                          Attn:  Treasurer



                                          CITICORP NORTH AMERICA, INC.,
                                            a Group Managing Agent and as Agent

                                          By:______________________________
                                             Name:
                                             Title:

                                          450 Mamaroneck Avenue
                                          Harrison, New York  10528
                                          Attention:  Corporate Asset
                                          Funding Department
                                          Facsimile No.:  (914) 899-7890

                                          THE ORIGINAL BANK

       BANK COMMITMENT                    BANK NAME

       $250,000,000                       CITIBANK, N.A.


                                          By:______________________________
                                             Name:
                                             Title:

                                          450 Mamaroneck Avenue
                                          Harrison, New York  10528
                                          Attention:  Global Securitization
                                          Facsimile No.:  (914) 899-7890

                                                                       EXHIBIT A


                                   ASSIGNMENT

                          Dated as of _______ __, ____

          Reference is made to the Fourth Amended and Restated Parallel Purchase Commitment dated as of April 10, 2002 (the "AGREEMENT") among PolyOne Funding Corporation (the "SELLER"), PolyOne Corporation ("POLYONE"), individually and as Collection Agent (the "COLLECTION AGENT"), Citibank, N.A. (the "ORIGINAL BANK") and Citicorp North America, Inc., as Group Managing Agent and as agent for itself, the other Group Managing Agents, the Banks and the Eligible Asset Owners as defined therein (in such capacity, the "Agent"). Terms defined in the Agreement are used herein as therein defined.

          _______________ (the "ASSIGNOR") and _______________ (the "ASSIGNEE")
agree as follows:

          1. In consideration of the payment of $__________, being the existing [aggregate] Capital of the Eligible Asset[s] referred to below, and of $__________, being the [aggregate] unpaid accrued Yield for such Eligible Asset [s], receipt of which payment is hereby acknowledged, the Assignor hereby assigns to the Agent for the account of the Assignee, and the Assignee hereby purchases from the Assignor, [a __% interest in] all of the Assignor's right, title and interest in and to the Eligible Asset [s] purchased by the Assignor [in [a] Purchase[s]] [pursuant to [an] Assignment and Acceptance[s]] on _____________ __, ____, [_______________, ____, [etc.]] under the Agreement.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest in the Eligible Asset[s] being assigned by it hereunder and that such interest in Eligible Asset[s] is free and clear of any Adverse Claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other Transaction Document or any other document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Transaction Document or any other document furnished pursuant thereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created under the Agreement or the Receivables Contribution and Sale Agreement; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or any Originator or the Collection Agent or the performance or observance by the Seller or any Originator or the Collection Agent of any of its obligations under the Agreement or any other Transaction Document or any other document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received copies of the Agreement and the other Transaction Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and purchase such Eligible Asset[s]; (ii) agrees that it will, independently and without reliance upon the Agent, any of its Affiliates, the Assignor or any other Eligible Asset Owner and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant thereto; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant thereto as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) appoints as its agent the Collection Agent from time to time designated pursuant to Section 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts.

          4. Following the execution of this Assignment by the Assignor and the Assignee, it will be delivered to the Agent. The effective date of this Assignment shall be the date above specified (the "EFFECTIVE DATE").

          5. As of the Effective Date, (i) the Assignee shall be and become the Owner of the interest in the Eligible Asset[s] referred to herein for all purposes of the Agreement and (ii) the Assignor shall relinquish its rights with respect to such interest in such Eligible Asset[s] for all purposes of the Agreement.

          6. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed and delivered by their respective duly authorized officers or agents as of the date first written above.

                                        [NAME OF ASSIGNOR]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        [NAME OF ASSIGNEE]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT B

                            ASSIGNMENT AND ACCEPTANCE

                          Dated as of _______ __, ____

          Reference is made to the Fourth Amended and Restated Parallel Purchase Commitment dated as of April 10, 2002 (the "AGREEMENT"), among PolyOne Funding Corporation (the "SELLER"), PolyOne Corporation ("POLYONE"), individually and as Collection Agent (the "COLLECTION AGENT"), Citibank, N.A. (the "ORIGINAL BANK") and Citicorp North America, Inc., as Group Managing Agent and as agent for itself, the other Group Managing Agents, the Banks and the Eligible Asset Owners as defined therein (in such capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined.

          __________ (the "ASSIGNOR") and _______________ (the "ASSIGNEE") agree as follows:

          1. The Assignor hereby sells and assigns, without recourse or any representation or warranty except the representations and warranties made by it herein, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations as a Member of an Investor Group under the Agreement as of the date hereof (including, without limitation, its obligations to make Purchases and to make reinvestments of its interest in Collections of Pool Receivables attributable to each Eligible Asset owned by it) equal to the percentage interest set forth with respect to the Assignee under the name of the Assignor on Schedule I hereto of all such rights and obligations of the Assignor as such Member. After giving effect to such sale and assignment, (i) the Assignee will be a Member of the Investor Group of which [the Assignee in the Group Managing Agent] [the Assignor is a member] and (ii) the Commitment of the Assignee as a Member of such Investor Group will be set forth with respect to the Assignee under the name of the Assignor on Schedule I hereto.

          2. In consideration of the payment of the aggregate Capital of the interest in the Eligible Asset[s] being assigned hereunder by the Assignor to the Assignee, receipt of which payment is hereby acknowledged, the Assignor hereby assigns to the Agent for the account of the Assignee, and the Assignee hereby purchases from the Assignor, the percentage interest set forth with respect to the Assignee under the name of the Assignor on Schedule I hereto in and to all of the Assignor's right, title and interest in the Eligible Asset[s] purchased by the Assignor [in [a] Purchase[s]] [pursuant to [an] Assignment and Acceptance[s] on _____, _____, [_____, _____, [etc.]] under the Agreement.

          3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest in the Eligible Asset[s] being assigned by it hereunder and that such interest in such Eligible Asset[s] is free and clear of any Adverse Claim created by it; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other Transaction Document or any other document furnished pursuant thereto or in connection therewith, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Transaction Document or any other document furnished pursuant thereto or in connection therewith, or the perfection, priority or value of any ownership interest or security interest created or purported to be created under the Agreement or under any other Transaction Document; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, the Collection Agent or any Originator or the performance or observance by the Seller, the Collection Agent or any Originator of any of its obligations under the Agreement or any other Transaction Document or any other document furnished pursuant thereto or in connection therewith.

          4. The Assignee (i) confirms that it has received a copy of the Agreement and the other Transaction Documents together with such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into this Assignment and Acceptance and to purchase the interest in the Assignor's right, title and interest in Eligible Asset[s] being purchased by it hereunder; (ii) agrees that it will, independently and without reliance upon the Agent, any of its Affiliates, any Group Managing Agent, the Assignor or any other Member or any former Member or other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant thereto or in connection therewith; (iii) appoints and authorizes the Agent and the Group Managing Agent of the Investor Group of which the Assignee is a Member as a result of this Assignment and Acceptance to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents and any other instrument or document furnished pursuant thereto or in connection therewith as are delegated to the Agent and such Group Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
(iv) appoints as its agent the Collection Agent from time to time designated pursuant to Section 6.01 of the Agreement to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts; (v) agrees that it will not institute against any Investor or any former Investor any proceeding of the type referred to in Section 7.01(g) of the Agreement so long as any commercial paper notes issued by such Investor shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding; (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Member of the Investor Group of which the Assignee is a Member as a result of this Assignment and Acceptance; (vii) confirms that it is an Eligible Assignee under and as defined in the Agreement; and (viii) specifies as its address and telecopier number for notices the office and telecopier number set forth beneath its name on the signature pages hereof.

          5. Following the execution of this Assignment and Acceptance, the parties hereto shall promptly deliver such Assignment and Acceptance to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance shall be the later of (i) the date the Agent receives this Assignment and Acceptance executed by the parties hereto and (ii) the date of this Assignment and Acceptance (the "EFFECTIVE DATE").

          6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and

Acceptance, have the rights and obligations of such Member thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

          7. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of Capital, Yield and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

          8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

          9. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of an original executed counterpart of this Assignment and Acceptance.

          IN WITNESS WHEREOF, each Assignor and each Assignee have caused this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date first above written.

                                        [NAME OF ASSIGNOR]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        [NAME OF ASSIGNEE]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        [Address, telecopier number and e-mail
                                        address]

                                        Attention of:

Accepted this _____ day
of _______ __, ____


CITICORP NORTH AMERICA, INC.,
    as Agent

By:
   ----------------------------------
   Name:
   Title:

                                   SCHEDULE I
                                       to
                            ASSIGNMENT AND ACCEPTANCE

--------------------------------------------------- ------------------- -------------------
                    ASSIGNOR:
--------------------------------------------------- ------------------- -------------------
ASSIGNEE

[Name of Assignee]
                                                    ------------------- -------------------

                                                    ------------------- -------------------
         Percentage interest assigned by
         Assignor and assumed by
         Assignee

                                                    ------------------- -------------------
         Bank Commitment assigned by Assignor and
         assumed by Assignee                        $
                                                    ------------------- -------------------
         Capital assigned by Assignor and
         purchased by Assignee                      $
                                                    ------------------- -------------------

                                                    ------------------- -------------------
[Name of Assignee]
                                                    ------------------- -------------------

                                                    ------------------- -------------------
         Percentage interest assigned by
         Assignor and assumed by Assignee

                                                    ------------------- -------------------
         Commitment assigned by Assignor and
         assumed by Assignee                        $
                                                    ------------------- -------------------
         Capital assigned by Assignor and
         purchased by Assignee                      $
                                                    ------------------- -------------------
[Etc.]
--------------------------------------------------- ------------------- -------------------


                                                                       EXHIBIT C

                            CERTIFICATE OF ASSIGNMENT

                          Dated as of __________, _____

          Reference is made to the Fourth Amended and Restated Parallel Purchase Commitment dated as of April 10, 2002 (the "AGREEMENT") among PolyOne Funding Corporation (the "SELLER"), PolyOne Corporation ("POLYONE"), individually and as Collection Agent (the "COLLECTION AGENT"), Citibank, N.A. (the "ORIGINAL BANK") and Citicorp North America, Inc., as Group Managing Agent and as agent for itself, the other Group Managing Agents, the Banks and the Eligible Asset Owners as defined therein (in such capacity, the "Agent"). Terms defined in the Agreement are used herein as therein defined.

          The Seller hereby sells and assigns to the Agent for the account of [Name of Bank] (together with its successive Assignees, the "APPLICABLE BANK"), and each successive Eligible Asset Owners thereof, each Eligible Asset purchased by the Applicable Bank under the Agreement.

          Each Purchase of an Eligible Asset made by the Applied Bank from the Seller, each assignment of such Eligible Asset by the Eligible Asset Owner thereof to an Assignee and each reduction in Capital in respect of each Eligible Asset evidenced hereby shall be endorsed by the Agent on the grid attached hereto which is part of this Certificate of Assignment. Such endorsement shall evidence the ownership of such Eligible Asset initially by the Applicable Bank and upon any assignment, if any, thereof by the Assignee thereof and the amount of Capital from time to time.

          This Certificate of Assignment is made without recourse except as otherwise provided in the Agreement.

          This Certificate of Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate of Assignment to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                    POLYONE FUNDING CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GRID*, **



                                               Capital (Giving       Eligible Asset Owner
  Number of Eligible                               Effect to          (Giving Effect to
        Asset                 Transaction         Transaction)           Transaction)
























-------------
*Eligible Assets will be numbered sequentially based upon date of Purchase.

**Transactions are Purchases, Reductions in Capital, Assignments, Divisions of
      Eligible Assets and Combinations of Eligible Assets.